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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 12, 2005


                            LINDSAY MANUFACTURING CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-13419                   47-0554096
-----------------------      ------------------------     ----------------------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


                2707 North 108th Street
                       Suite 102
                    Omaha, Nebraska                                68164
        ----------------------------------------                 ----------
        (Address of principal executive offices)                 (Zip Code)


                                 (402) 428-2131
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS.

         On July 12, 2005, Lindsay Manufacturing Co. (the "Company") issued a press release announcing that the Board of Directors has declared an increase in its regular quarterly cash dividend to $.06 per share, payable August 31, 2005, to shareholders of record on August 15, 2005. The regular quarterly cash dividend was previously $.055 per share. The new annual indicated rate is $.24 per share, up from an annual indicated rate of $.22 per share. A copy of the press release is furnished herewith as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July  13, 2005                    LINDSAY MANUFACTURING CO.


                                          By: /s/ David Downing
                                              ----------------------------------
                                              David Downing, Vice President and
                                               Chief Financial Officer